Exhibit 23.4



                       CONSENT OF SPECIAL PATENT COUNSEL


To Whom It May Concern:

     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of ImClone Systems Incorporated.



                                               By: /s/ Hoffmann & Baron, LLP
                                                  --------------------------
                                                    Hoffmann & Baron, LLP



Syosset, New York
July 11, 2000